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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR/A


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21308

                           The China-U.S. Growth Fund
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
               (Address of principal executive offices) (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS. Corrected pages for Report to Stockholders filed on Form N-CSR on January 9, 2006 are attached. Corrected pages replace the indicated pages from Form N-CSR filed on January 9, 2006.

--------------------------------------------------------------------------------
 THE CHINA-U.S. GROWTH FUND FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 HYPOTHETICAL $10,000 INVESTMENT FROM 11/3/03 TO 10/31/05
--------------------------------------------------------------------------------


            CHINA-U.S.   S&P 500      MSCI               ENDING VALUE
              GROWTH      INDEX    ZHONG HAU             CHINA-U.S. GROWTH:
            ----------   -------   ---------             $12,308
 11/3/03       9,475      10000      10000
 10/31/04     10,470      10762      10742               ENDING VALUE
 10/31/05     12,308      11699      12098               S&P 500 INDEX:
                                                         $11,699

                                                         ENDING VALUE
                                                         MSCI ZHONG HAU
                                                         INDEX:
                                                         $12,098


The  chart  above  illustrates  the  change in value of a  hypothetical  $10,000 investment made in The China-U.S. Growth Fund, with an initial 5.25% maximum sales charge, the S&P 500 Index and the MSCI Zhong Hau Index on November 3, 2003, the inception date of The China-U.S. Growth Fund, through October 31, 2005. Figures for The China-U.S. Growth Fund, the S&P 500 Index and the MSCI Zhong Hau Index (unmanaged indices of common stocks) include reinvestment of dividends.


--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF 10/31/05

                                                AVERAGE ANNUAL    AVERAGE ANNUAL
                                                 TOTAL RETURN      TOTAL RETURN
                                                       1              SINCE
                                                     YEAR            INCEPTION
                                                --------------    --------------
  THE CHINA-U.S. GROWTH FUND (INCEPTION 11/3/03)     11.38%            10.97%
  S&P 500 Index                                       8.71%             8.19%
  MSCI Zhong Hau Index                               12.63%            10.02%
================================================================================

THE FUND'S TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO SUMMARY+ (UNAUDITED)

-------------------------------------------------------------------------------
                             Value (%)                                 Value (%)
---------------------------------------  --------------------------------------
United States                    49.6%   Hong Kong                         20.5
China                            24.0    Cash and Net Other Assets          5.9
                                                                          -----
                                                                          100.0%
--------------------------------------------------------------------------------
+ Based on net assets.

ITEM 11 CONTROLS AND PROCEDURES

Alger Management, Inc. has implemented appropriate enhancements to the Funds' disclosure controls and procedures with respect to data prepared by them.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


The China-U.S. Growth Fund


By:    /s/Dan C. Chung

       Dan C. Chung

       President


Date:  May 3, 2006



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/Dan C. Chung


       Dan C. Chung


       President



Date:  May 3, 2006




By:    /s/Frederick A. Blum


       Frederick A. Blum

S
       Treasurer



Date:  May 3, 2006